Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Brownsville Company (the "Company") on Form 10-KSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

      (1)   The  Report  fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  January 12, 2007      By:  /s/ Adam R. Cegielski
                                   Adam R. Cegielski,
                                   President  and Chief Executive
                                   Officer
                                   (Principal Executive Officer)


Dated:  January 12, 2007      By:  /s/ Adam R. Cegielski
                                   Adam R. Cegielski,
                                   Principal Accounting Officer
                                   (Principal Financial Officer)